UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2011

BIOLASE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Cromwell Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 6, 2011, Biolase Technology, Inc. (the “Company”) issued a press release announcing preliminary net revenue results for the first quarter ended March 31, 2011.

A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On April 6, 2011, Federico Pignatelli, Chairman and Chief Executive Officer of the Company will deliver a presentation at the 10th Annual Needham Healthcare Conference that will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.2, and are hereby incorporated by reference.

A copy of the slides will be available for viewing and download at http://www.biolase.com/investors for a period of 30 days.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1 Press Release of Biolase Technology, Inc., dated April 6, 2011.

99.2 Presentation material from the 10th Annual Needham Healthcare Conference, dated April 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.

Date: April 6, 2011

By:  /s/ Federico Pignatelli
Federico Pignatelli
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Biolase Technology, Inc., dated April 6, 2011.

99.2	Presentation material from the 10th Annual Needham Healthcare Conference, dated April 6, 2011.

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